                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 12, 2005

                            THE LUBRIZOL CORPORATION
             (Exact name of registrant as specified in its charter)

           Ohio                           1-5263                  34-0367600
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio                         44092-2298
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (440) 943-4200

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     A. On April 25, 2005, the shareholders of The Lubrizol Corporation ("Lubrizol") approved the adoption of The Lubrizol Corporation 2005 Stock Incentive Plan. The Lubrizol Corporation 2005 Stock Incentive Plan allows the grants of incentive and nonstatutory stock options, as well as stock appreciation rights and restricted and nonrestricted stock or stock unit awards. Any employee of The Lubrizol Corporation or its subsidiaries may be selected to participate in the plan. In addition, on the day of each Annual Meeting of Shareholders, outside directors are granted $60,000 worth of restricted stock units. The restriction period is one year at which time shares equal to the number of stock units will be issued. The maximum number of shares that may be granted under this plan is 4,000,000 shares, of which no more than 2,000,000 shares may be settled as full-value awards. This plan was approved by shareholders on April 25, 2005.

     The Lubrizol Corporation 2005 Stock Incentive Plan was filed as Exhibit
     10.1 to The Lubrizol Corporation Form 8-K dated April 25, 2005, and included the form of Performance Share Award document.

     On December 12, 2005, the Organization and Compensation Committee of the Board of Directors of The Lubrizol Corporation approved long-term performance pay awards under the 2005 Stock Incentive Plan for the 2006-2008 performance period and established the long-term incentive pay award three-year performance goal for the 2006-2008 performance period. The award is based on three-year operating earnings per share performance goal. Participants in the long-term incentive pay award for the 2006-2008 performance period are the officers of The Lubrizol Corporation and other key employees as approved by the Organization and Compensation Committee. Payment of the awards earned pursuant to the long-term incentive pay award for the 2006-2008 performance period will be paid as Lubrizol common shares pursuant to a performance share award under The Lubrizol Corporation 2005 Stock Incentive Plan.

     We are amending the form of Performance Share Award document to include the approved performance measure for the 2006-2008 performance period. The amended form of Performance Share Award is attached hereto as Exhibit 10.1.

     B. On December 12, 2005, the Organization and Compensation Committee of the Board of Directors of The Lubrizol Corporation approved the annual incentive pay plan awards under The Lubrizol Corporation Annual Incentive Pay Plan for the 2006 performance period and established the performance goals for the 2006 performance period. Participants in the long-term incentive pay award for the 2006 performance period are the officers of The Lubrizol Corporation and other key employees as approved by the Organization and Compensation Committee.

     For corporate officers, the 2006 performance measures for awards under The Lubrizol Corporation Annual Incentive Plan are EPS, Accelerate Growth, Capital Management, Close Divestitures, and Strengthen the Structure and Culture. For officers who are business segment leaders, the 2006 performance measures are based 25 percent on the corporate measures described above and 75 percent on business segment measures of EBITDA, Accelerate Growth and Capital Management.

     The Lubrizol Corporation Annual Incentive Plan was filed as Exhibit
     (10)(bb) to The Lubrizol Corporation Form 8-K dated December 13, 2004, and included the form of Annual Incentive Award Letter. We are amending the original filing to include the approved 2006 performance measures for awards under The Lubrizol Corporation Annual Incentive Plan with respect to corporate officers and business segment leaders.

     The form of Annual Incentive Plan Award Letter with the approved performance measures is attached hereto as Exhibit 10.2.

     C. On December 12, 2005, the Board of Directors of The Lubrizol Corporation approved the amendment and restatement of The Lubrizol Corporation 2005 Excess Defined Contribution Plan. This plan provides for profit sharing benefits in excess of what is allowed under The Lubrizol Corporation Employees' Profit Sharing and Savings Plan, a qualified plan under Section 401(a) of the Internal Revenue Code, due to the operation of Sections 401(a)(17) and 415 of the Internal Revenue Code, or as a result of deferrals under The Lubrizol Corporation Senior Management Deferred Compensation Plan (formerly known as the 2005 Deferred Compensation Plan for Officers) or The Lubrizol Corporation 2005 Executive Council Deferred Compensation Plan. The investment return for the contributions made under the plan are the same as the participant selected investment funds under the qualified plan. Benefits are paid in a lump sum cash payment the later of six months after separation from service or 30 days after the beginning of the year that occurs after the year in which the separation from service occurs. As an alternative, a participant can elect at least 12 months in advance to have payments made in a lump sum or up to 10 annual installments, the payment of which will be made or begin five years after the original date of distribution. This plan is unfunded.

     D. On December 12, 2005, the Board of Directors approved the amendment and restatement of The Lubrizol Corporation 2005 Excess Defined Benefit Plan. This plan provides for pension benefits in excess of what is allowed under The Lubrizol Corporation Pension Plan, a qualified plan under Section 401(a) of the Internal Revenue Code, due to the operation of Sections 401(a)(17) and 415 of the Internal Revenue Code, or as a result of deferrals under The Lubrizol Corporation Senior Management Deferred Compensation Plan (formerly known as the 2005 Deferred Compensation Plan for Officers) or The Lubrizol Corporation 2005 Executive Council Deferred Compensation Plan. Benefits are paid in a lump sum cash payment the later of six months after separation from service or 30 days after the beginning of the year that occurs after the year in which the separation from service occurs. As an alternative, a participant can elect at least 12 months in advance to have payments made in a lump sum cash payment, a life annuity payable for at least 10 years, or a 50% or 100% joint and survivor annuity, the payment of which will be made or begin five years after the original date of distribution. This plan is unfunded.

     E. On December 12, 2005, the Board of Directors approved the amendment and restatement of The Lubrizol Corporation 2005 Officers' Supplemental Retirement Plan. This plan provides for benefits to officers selected by the Organization and Compensation Committee of the Board of Directors based on an average of the highest three years consecutive years of pay during the last 10 years. The plan limits years of service to 30 and computes benefits on the basis of a 10-year certain and life annuity. Benefits are reduced for Social Security and payments made under other Lubrizol benefit plans. Benefits are paid in a lump sum cash payment the later of six months after separation from service or 30 days after the beginning of the year that occurs after the year in which the separation from service occurs. As an alternative, a participant can elect at least 12 months in advance to have payments made in a lump sum cash payment, a life annuity payable for at least 10 years, a 50% or 100% joint and survivor annuity, or annual installments of up to 10 payments, the payment of which will be made or begin five years after the original date of distribution. This plan is unfunded.

     F. On December 12, 2005, the Board of Directors approved the amendment and restatement of the Supplemental Retirement Plan for Donald W. Bogus. This plan provides for the annual grant of 500 share units until Mr. Bogus' separation from service. The plan is credited with additional share units for quarterly dividends paid on Lubrizol shares. Distribution of the shares units will be made to Mr. Bogus in a lump sum six months after his separation from service. Mr. Bogus may elect to receive the balance in cash or common shares. For units credited after January 1, 2004, the distribution will be made in cash. This plan is unfunded.

     G. On December 12, 2005, the Board of Directors approved the amendment and restatement of The Lubrizol Corporation 2005 Executive Council Deferred Compensation Plan. The plan allows eligible executive officers of The Lubrizol Corporation to defer any amount of their variable pay under the annual incentive pay plan. Deferred amounts are converted into share units based on the current market price of Lubrizol's shares. Lubrizol matches 25 percent of the amount deferred. Additional share units are credited for quarterly dividends paid on Lubrizol shares. At the end of the deferral period, which is at least three years, Lubrizol shares are issued equal to the number of share units in the participant's account. Units attributable to match are paid in cash. This plan is unfunded.

     H. On December 12, 2005, the Board of Directors approved the amendment and restatement of The Lubrizol Corporation Senior Management Deferred Compensation Plan (formerly known as the 2005 Deferred Compensation Plan for Officers). The plan allows officers and other participants selected by the Organization and Compensation Committee of the Board of Directors of The Lubrizol Corporation to defer up to 90 percent of their total annual pay and long-term incentive pay, and have these amounts credited to various cash investment accounts and/or a share unit account. The investment returns of the cash investment accounts equal the performance of the investment portfolios designated by the Organization and Compensation Committee of The Lubrizol Corporation. The number of share units credited to the share unit account is based on the price of Lubrizol shares on the day the shares units are credited to the account and includes additional share units credited for quarterly dividends paid on Lubrizol shares. At the end of the deferral period, the deferrals and earnings are distributed to the participant. Cash is distributed from the cash account and Lubrizol shares are issued equal to the number of share units in the participant's share unit account. This plan is unfunded.

     I. On December 12, 2005, the Board of Directors approved the amendment and restatement of The Lubrizol Corporation 2005 Deferred Compensation Plan for Directors. This plan allows outside directors of The Lubrizol Corporation to defer all or any portion of their annual compensation and annual restricted share grants and have these amounts credited to various cash investment accounts and/or a share unit account. The investment returns of the cash investment accounts equal the performance of the investment portfolios designated by the Organization and Compensation Committee of The Lubrizol Corporation. The number of share units credited to the share unit account is based on the price of Lubrizol shares on the day the shares units are credited to the account and includes additional share units credited for quarterly dividends paid on Lubrizol shares. At the end of the deferral period, the deferrals and earnings are distributed to the participant. Cash is distributed from the cash account and Lubrizol shares are issued equal to the number of share units in the participant's share unit account. This plan is unfunded.

     J. On December 12, 2005, the Board of Directors approved the amendment and restatement of The Lubrizol Corporation Annual Incentive Pay Plan. This plan provides for annual variable cash compensation to individuals selected by the Organization and Compensation Committee of the Board of Directors. This Committee determines a percentage of annual net income to establish the amount available for payment under this plan based objective and/or subjective performance measures pre-determined by the

     Committee for the year. The Committee approves payments, if any, after the end of the performance year. Payments are made within 2 1/2 months after the end of the performance year.

     K. On December 12, 2005, the Board of Directors approved the amendment and restatement of The Lubrizol Corporation Executive Death Benefit Plan. Participants in this plan are selected by the Organization and Compensation Committee of the Board of Directors. This plan provides a benefit to the participant's designated beneficiary following the participant's death. The death benefit is a cash payment equal to 250% of the participant's fixed salary for a designated year, reducing to 150% for death at or after age 70 and 100% for death at or after age 75.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits. The following exhibit is furnished herewith:

               10.1 The Lubrizol Corporation 2005 Stock Incentive Plan
                    Performance Share Award

               10.2 The Lubrizol Corporation Annual Incentive Pay Award Letter

               10.3 The Lubrizol Corporation 2005 Excess Deferred Compensation
                    Plan (as amended)

               10.4 The Lubrizol Corporation 2005 Excess Deferred Benefit Plan
                    (as amended)

               10.5 The Lubrizol Corporation 2005 Officers' Supplemental
                    Retirement Plan (as amended)

               10.6 Supplemental Retirement Plan for Donald W. Bogus (as
                    amended)

               10.7 The Lubrizol Corporation 2005 Executive Council Deferred
                    Compensation Plan (as amended)

               10.8 The Lubrizol Corporation Senior Management Plan (formerly known as the 2005 Deferred Compensation Plan for Officers) (as amended)

               10.9 The Lubrizol Corporation 2005 Deferred Compensation Plan for
                    Directors (as amended)

               10.10 The Lubrizol Corporation Annual Incentive Plan (as amended)

               10.11 The Lubrizol Corporation Executive Death Benefit Plan (as
                    amended)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE LUBRIZOL CORPORATION


Date December 13, 2005                  By: /s/ Leslie M. Reynolds
                                            ------------------------------------
                                        Name: Leslie M. Reynolds
                                        Title: Corporate Secretary and Counsel